UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Strategic Opportunities Fund

Semi-Annual Report

June 30, 2018

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE (unaudited)

NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2018

$790.1 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2018 (%)(1)(2)
BB	7.4
B	30.7
CCC	8.7
CC	3.4
Not Rated	49.8

Top 5 Sectors as of 06/30/2018 (%)(2)
Real Estate Investment Trust	30.3
Financial	23.6
Energy	8.3
Telecommunications	6.8
Money Market Fund	6.1

Top 10 Holdings as of 06/30/2018 (%)(1)(2)
Jernigan Capital, Inc. (Preferred Stocks)	11.4
NexPoint Real Estate Opportunities, LLC (Common Stocks)	11.1
TerreStar Corporation (Common Stocks)	4.4
NexPoint Real Estate Capital, LLC (Common Stocks)	6.4
Specialty Financial Products, Ltd. (Common Stocks)	4.2
Acis CLO, Ltd. (Asset-Backed Securities)	4.0
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	3.6
Grayson CLO, Ltd. (Preferred Stocks)	3.2
Greenbriar CLO, Ltd. (Preferred Stocks)	3.3
Stratford CLO, Ltd. (Preferred Stocks)	2.9

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	3

FINANCIAL STATEMENTS

June 30, 2018	NexPoint Strategic Opportunities Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 4.6%

CHEMICALS (b) - 0.3%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 1-week LIBOR + 12.000%, 10/31/2021	804,425
1,366,050	Vertellus Specialties, Inc. DIP Term Loan, 1-week LIBOR + 9.000%, 08/30/2018	1,369,055

		2,173,480

ENERGY - 0.2%
362,955	Azure Midstream Energy LLC Term Loan B, 1-month LIBOR + 6.500%, 11/15/2018	355,696
499,831	Fieldwood Energy LLC Exit 1st Lien Term Loan, 1-month LIBOR + 5.250%, 04/11/2022	501,640
861,558	Exit 2nd Lien Term Loan, 1-month LIBOR + 7.250%, 04/11/2023	838,580

		1,695,916

GAMING & LEISURE (b)(c) - 0.9%
8,322,966	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	—
3,883,480	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit	—
9,241,411	LLV Holdco LLC Exit Revolver (d)	7,393,129

		7,393,129

METALS & MINERALS (b) - 0.8%
5,972,091	Omnimax International, Inc. Unsecured Term Loan, PIK 14.000%, Cash 2.000%, 02/06/2021	5,900,426

TELECOMMUNICATIONS (b)(d) - 2.4%
18,388,246	TerreStar Corporation Term Loan A, 11.000% PIK, 02/27/2020	18,351,469
431,196	Term Loan C, 11.000% PIK, 02/27/2020	431,196

		18,782,665

UTILITIES (e) - 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan	184,659

	Total U.S. Senior Loans (Cost $48,121,261)	36,130,275

Asset-Backed Securities (f)(g) - 5.5%
14,000,000	Acis CLO, Ltd. Series 2013-1A, Class SUB, VRN 0.00%, 04/18/2024 (h)	3,990,000
7,500,000	Series 2015-6A, Class SUB, VRN 0.00%, 05/01/2027 (h)	3,987,500
6,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, FRN, 02/01/2026 (h)(q)	5,672,400

Principal Amount ($)		Value ($)
4,500,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, FRN, 04/18/2024 (h)(q)	4,502,812
5,000,000	Series 2014-3A, Class F, 3M USD LIBOR + 5.600%, FRN, 02/01/2026 (h)(q)	4,409,500
9,142,000	Series 2013-1A, Class F, 3M USD LIBOR + 6.500%, FRN, 04/18/2024 (h)(q)	8,737,924
2,250,000	ALM VII R-2, Ltd. Series 2013-7R2A, Class SUBR, VRN 0.00%, 10/15/2116	1,469,250
1,925,000	Betony CLO, Ltd. Series 2015-1A, Class SUB, VRN 0.00%, 04/15/2027	747,092
3,000,000	CIFC Funding, Ltd. Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2026	1,305,000
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D, 3M USD LIBOR + 3.600%, FRN, 11/01/2021 (h)	2,893,542
670,810	Highland Loan Funding V, Ltd. Series 1A Class 1 3.81%, 08/01/2018 (b)(h)	500,290
5,039,229	Highland Park CDO, Ltd. Series 2006-1A, Class A2, 3M LIBOR + 0.400%, FRN, 11/25/2051 (h)	4,888,052
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2020 (h)	300,000

	Total Asset-Backed Securities (Cost $49,652,088)	43,403,362

Agency Collateralized Mortgage Obligations (g)(j) - 1.9%
45,871,176	FREMF Trust Series 2018-KW04, Class C 0.00%, 12/25/2032 (i)	12,155,862
549,957,487	Series 2018-KW04, Class X2A 0.10%, 09/25/2028 (k)	2,777,285
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (k)	382,263

	Total Agency Collateralized Mortgage Obligations (Cost $15,568,864)	15,315,410

Corporate Bonds & Notes - 2.3%

ENERGY (g) - 1.1%
681	American Energy-Permian Basin LLC 7.38%, 11/01/2021	419
12,000,000	Murray Energy Corp. 11.25%, 04/15/2021	7,140,000
18,439,000	Ocean Rig UDW, Inc. (b)(c)	1,272,291

		8,412,710

FINANCIAL (g) - 0.6%
5,000,000	Freedom Mortgage Corp. 8.25%, 04/15/2025	4,912,500

RETAIL (g)(l) - 0.6%
7,000,000	PetSmart, Inc. 8.88%, 06/01/2025	4,637,500

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

TELECOMMUNICATIONS (b)(c)(e) - 0.0%
43,971,250	Avaya, Inc.	—

UTILITIES (e) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	50,000
24,000,000	Texas Competitive Electric Holdings Co., LLC	78,000

		128,000

	Total Corporate Bonds & Notes (Cost $33,845,632)	18,090,710

Principal Amount

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (b)(c) - 0.0%
USD
93,180,354	Celtic Pharma Phinco BV, PIK	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Principal Amount ($)

Sovereign Bonds - 2.9%

SOVEREIGN BONDS - 2.9%
	Argentine Republic Government International Bond
24,000,000	2.50%, 12/31/2038 (l)(m)	13,698,000
3,700,000	5.88%, 01/11/2028 (l)	3,017,813
5,000,000	6.88%, 01/11/2048 (l)	3,767,550
1,000,000	7.13%, 06/28/2117	765,250
40,000,000	Provincia de Buenos AiresArgentina Deposit Rates Badlar Pvt Banks + 3.830%, FRN 35.19%, 05/31/2022 (f)(l)	1,209,705
24,085,000	Provincia de Mendoza ArgentinaArgentina Deposit Rates Badlar Pvt Banks + 4.375%, FRN 36.06%, 06/09/2021 (f)(l)	738,829

		23,197,147

	Total Sovereign Bonds (Cost $29,815,382)	23,197,147

Convertible Foreign Bonds (g)(l)(m) - 0.2%
1,000,000	TGLT SA 8.00%, 08/03/2027	1,310,000

	Total Convertible Foreign Bonds (Cost $1,000,000)	1,310,000

Shares

Common Stocks - 57.4%

CHEMICALS - 1.7%
356,875	MPM Holdings, Inc. (l)(n)	12,044,531
25,250	Venator Materials PLC (l)(n)	413,090
661,330	Vertellus Specialties, Inc. (b)	1,190,394

		13,648,015

Shares		Value ($)

COMMERCIAL SERVICES (l) - 1.1%
869,803	Corp. America Airports SA (n)	7,341,137
2,260	Pendrell Corp.	1,548,100

		8,889,237

CONSUMER DISCRETIONARY (l)(n) - 0.0%
2,000	Despegar.com Corp.	41,940
3,532	K12, Inc.	57,819

		99,759

CONSUMER STAPLES (l) - 0.1%
1,500	Costco Wholesale Corp.	313,470

CONSUMER-CYCLICAL (l)(n) - 1.9%
1,871,000	Air France-KLM	15,286,878

ENERGY - 7.0%
336	California Resources Corp. (l)(n)	15,268
154,250	EOG Resources, Inc. (l)	19,193,327
295,841	Fieldwood Energy, Inc.	15,161,851
72,839	Fieldwood Energy, Inc.	3,732,999
2,059,555	NextDecade Corp. (l)(n)	14,087,356
25	Ocean Rig UDW, Inc. (n)	737
23,150	Targa Resources Corp. (l)	1,145,694
63,500	Transportadora de Gas del Sur SA, Class B ADR (l)(n)	770,890
35,600	Williams Cos., Inc. (The) (l)	965,116
23,800	YPF SA ADR (l)	323,204

		55,396,442

FINANCIAL - 5.4%
47,354	American Banknote Corp. (b)(n)	108,441
15,000	Banco Macro SA ADR (l)	881,850
100,000	BBVA Banco Frances SA ADR (l)	1,236,000
86,000	CIT Group, Inc. (l)	4,335,260
2,102,020	Gambier Bay LLC (b)(d)	270,635
105,360	Grupo Supervielle SA ADR	1,114,709
97,696	Medley Capital Corp.	339,005
271,758	Medley Management, Inc., Class A	964,741
28,258,954	Specialty Financial Products, Ltd. (b)(d)	33,512,293

		42,762,934

GAMING & LEISURE (b)(d) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE - 1.3%
50,000	Paratek Pharmaceuticals, Inc. (n)	510,000
49,500	Patterson Cos., Inc. (l)	1,122,165
229,244	Portola Pharmaceuticals, Inc. (n)	8,658,546

		10,290,711

HOUSING (b) - 0.2%
368,150	CCD Equity Partners LLC	1,649,312

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stocks (continued)

INFORMATION TECHNOLOGY - 4.7%
107,000	Applied Materials, Inc.	4,942,330
7,500	Arista Networks, Inc. (n)	1,931,175
78,271	Avaya Holdings Corp. (l)(n)	1,571,682
833	CDK Global, Inc.	54,187
430,650	Intel Corp. (l)	21,407,611
1	Magnachip Semiconductor Corp. (n)	10
27,500	NXP Semiconductor NV (n)	3,004,925
71,000	QUALCOMM, Inc. (l)	3,984,520

		36,896,440

MATERIALS (l) - 0.0%
5,750	Huntsman Corp.	167,900

MEDIA & TELECOMMUNICATIONS - 3.9%
10,436	Gray Television, Inc., Class A (n)	152,366
13,722	Loral Space & Communications, Inc. (l)(n)	515,947
308,875	Metro-Goldwyn-Mayer, Inc., Class A (j)	28,821,898
29,500	Sinclair Broadcast Group, Inc., Class A (l)	948,425

		30,438,636

METALS & MINERALS - 0.9%
290,500	Loma Negra Cia Industrial Argentina SA ADR (l)(n)	2,980,530
11,164	Omnimax International, Inc. (b)	3,766,474

		6,747,004

PHARMACEUTICALS (l)(n) - 1.4%
58,888	Collegium Pharmaceutical, Inc.	1,404,479
184,541	Heron Therapeutics, Inc.	7,169,418
210,000	TG Therapeutics, Inc.	2,761,500

		11,335,397

REAL ESTATE - 1.2%
554,922	Allenby (b)(d)	1
1,000,000	Bluerock Residential Growth REIT, Inc., REIT (l)	8,920,000
1,779,602	Claymore (b)(d)	2
27,800	Cresud SACIF y A ADR (l)	411,996
5,810	IRSA Inversiones y Representaciones SA ADR (l)	100,455
1,047	IRSA Propiedades Comerciales SA ADR (l)	32,446

		9,464,900

REAL ESTATE INVESTMENT TRUST - 18.9%
47,000	Independence Realty Trust, Inc., REIT (l)	484,570
344,803	Jernigan Capital, Inc., REIT (l)	6,571,945
10,674,177	NexPoint Real Estate Capital, LLC, REIT (b)(d)	50,901,948
50,168,360	NexPoint Real Estate Opportunities, LLC, REIT (b)(d)	87,603,990
1,008,253	United Development Funding IV, REIT (n)	3,357,483

		148,919,936

Shares		Value ($)

RETAIL (l) - 0.2%
294,500	Barnes & Noble, Inc.	1,870,075

TELECOMMUNICATIONS (b)(d)(j) - 4.4%
132,801	TerreStar Corporation	34,771,286

UTILITIES - 3.1%
327,750	Central Puerto SA ADR (l)	3,244,725
26,220	Entegra TC LLC, Class A (b)	212,906
58,250	Pampa Energia SA ADR (l)(n)	2,083,603
801,028	Vistra Energy Corp. (l)(n)	18,952,322

		24,493,556

	Total Common Stocks (Cost $538,225,620)	453,441,888

Preferred Stocks - 29.1%

FINANCIAL (f)(g) - 17.6%
14,500	Aberdeen Loan Funding, Ltd. (h)	3,770,000
99,223	Bluerock Residential Growth REIT, Inc., Series C 7.625% (l)	2,394,251
127,691	Bluerock Residential Growth REIT, Inc., Series D 7.125% (l)	2,865,424
1,200	Brentwood CLO, Ltd. (h)	552,000
13,800	Brentwood CLO, Ltd. (h)	6,348,000
34,500	Eastland CLO, Ltd. (h)	17,422,500
5,000	Eastland CLO, Ltd. (h)	2,525,000
7,750	Gleneagles CLO, Ltd. (h)	3,255,000
62,600	Grayson CLO, Ltd., Series II (h)	25,196,500
4,000	Grayson Investors Corp. (h)	1,610,000
39,000	Greenbriar CLO, Ltd. (h)	23,595,000
3,750	Greenbriar CLO, Ltd. (h)	2,268,750
2,500	Liberty CLO, Ltd. (h)	1,062,500
8,500	Red River CLO, Ltd., Series PS-2 (h)	2,063,846
10,500	Rockwall CDO, Ltd. (h)	4,305,000
6,000	Southfork CLO, Ltd. (h)	960,000
41,500	Stratford CLO, Ltd. (h)	22,540,725
35,507	Westchester CLO, Ltd. (h)	16,333,220

		139,067,716

REAL ESTATE (l) - 0.1%
53,794	RAIT Financial Trust, REIT, Series C 8.875%	388,931
9,946	RAIT Financial Trust 7.125%	227,266

		616,197

REAL ESTATE INVESTMENT TRUST (b) - 11.4%
90,000	Jernigan Capital, Inc.	90,000,000

	Total Preferred Stocks (Cost $263,477,141)	229,683,913

Exchange-Traded Funds - 0.1%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF	71,165
80,100	Global X MLP & Energy Infrastructure ETF (l)	1,066,932

	Total Exchange-Traded Funds (Cost $3,033,782)	1,138,097

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

Units		Value ($)

Rights - 0.1%

UTILITIES (e) - 0.1%
1,618,542	Texas Competitive Electric Holdings Co., LLC	942,801

	Total Rights (Cost $5,007,431)	942,801

Warrants - 0.1%

ENERGY (n) - 0.0%
4,071	Arch Coal, Inc., expires 10/05/2023	126,201

GAMING & LEISURE (b)(d)(n) - 0.0%
607	LLV Holdco LLC - Series C, Membership Interest	—
834	LLV Holdco LLC - Series D, Membership Interest	—
932	LLV Holdco LLC - Series E, Membership Interest	—
1,049	LLV Holdco LLC - Series F, Membership Interest	—
1,189	LLV Holdco LLC - Series G, Membership Interest	—

		—

INFORMATION TECHNOLOGY (b)(l)(n) - 0.1%
179,322	Avaya Holdings Corp.	641,973

METALS & MINERALS (b)(n) - 0.0%
346	Omnimax Holdings, Inc.	116,585

	Total Warrants (Cost $251,697)	884,759

Shares

Master Limited Partnerships - 0.4%

ENERGY - 0.4%
131,400	EnLink Midstream Partners LP	2,040,642
27,500	Williams Partners LP	1,116,225

		3,156,867

	Total Master Limited Partnerships (Cost $3,039,616)	3,156,867

Registered Investment Companies - 0.3%
230,968	Dividend and Income Fund, Common	2,847,836

	Total Registered Investment Companies (Cost $3,279,746)	2,847,836

Cash Equivalents - 6.1%

MONEY MARKET FUND - 6.1%
48,149,667	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.78%, 12/31/2049	48,149,667

	Total Cash Equivalents (Cost $48,149,667)	48,149,667

Total Investments - 111.1%		877,692,732

(Cost $1,104,722,453)

Shares		Value ($)

Securities Sold Short (o) - (1.0)%

Common Stocks - (1.0)%

INFORMATION TECHNOLOGY (p) - (1.0)%
(35,700)	Zillow Group, Inc., Class A	(2,133,075)
(99,900)	Zillow Group, Inc., Class C	(5,900,094)

		(8,033,169)

ENERGY (b)(e)(p) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

	Total Common Stocks (Proceeds $5,321,877)	(8,033,169)

	Total Securities Sold Short (Proceeds $5,321,877)	(8,033,169)

Other Assets & Liabilities, Net - (10.1)%		(79,519,404)

Net Assets - 100.0%		790,140,159

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $340,768,521, or 43.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2018. Classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)	Affiliated issuer. Assets with a total aggregate market value of $233,235,949, or 29.5% of net assets, were affiliated with the Fund as of June 30, 2018.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2018.

(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2018, these securities amounted to $217,059,198 or 27.5% of net assets.

(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

(j)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$28,821,898	3.6%
TerreStar Corporation	Common Stocks	11/14/2014	$34,089,464	$34,771,286	4.4%

(k)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(l)

All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $185,022,642. The market value of the securities pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. was $144,195,568.

(m)	Step coupon bond. The interest rate shown reflects the rate in effect June 30, 2018 and will reset at a future date.
(n)	Non-income producing security.
(o)	As of June 30, 2018 $22,045,996 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities.
(p)	No dividend payable on security sold short.
(q)	As of June 30, 2018, investments with a total aggregate value of $23,322,636 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.

Purchased options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
iShares Russell 2000 Index Fund ETF, Call	$162.00	Jefferies & Co., Inc.	September 2018	3,000	$300,000	$1,512,726	$1,308,000

Total Purchased Options Contracts						$1,512,726	$1,308,000

Written options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
iShares Russell 2000 Index Fund ETF, Call	$165.00	Jefferies & Co., Inc.	September 2018	2,500	$41,250,000	$(1,058,242)	$(1,125,000)
Netflix, Inc., Call	$402.50	Jefferies & Co., Inc.	July 2018	525	21,131,250	(844,608)	(958,125)

Total Written Options Contracts						$(1,902,850)	$(2,083,125)

The Fund had the following futures contracts open at June 30, 2018:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Future:
S&P 500 E-Mini Index	September 2018	865	$(117,709,200)	$2,397,892

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended June 30, 2018 was $16,655,690 at a weighted average interest rate of 3.42%.

Reverse Repurchase Agreements outstanding as of June 30, 2018 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 2/1/2026	3.6351	6/18/2018	7/18/2018	4,377,018	6,000,000	(4,363,800)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, 3-month LIBOR + 5.60%, FRN 2/1/2026	3.8351	6/18/2018	7/18/2018	3,222,766	5,000,000	(3,212,500)
BNP	Acis CLO, Ltd. Series 2013-1A, Class E, 3-month LIBOR + 5.600%, FRN 04/18/2024	3.6351	6/18/2018	7/18/2018	3,381,161	4,500,000	(3,370,950)
BNP	Acis CLO, Ltd. Series 2013-1A, Class F, 3-month LIBOR + 6.500%, FRN 04/18/2024	3.8351	6/18/2018	7/18/2018	5,784,286	9,142,000	(5,765,859)

						24,642,000	$(16,713,109)

See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2018	NexPoint Strategic Opportunities Fund

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Utilities	0.2%
Consumer, Non-cyclical	0.1%
Healthcare	0.0%†

Total	0.3%

† Less than 0.05%

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Currency Abbreviations
USD	United States Dollar

Other Abbreviations:
ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

Semi-Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Assets
Unaffiliated investments, at value	597,615,116
Affiliated investments, at value (Note 11)	233,235,949

Total Investments, at value	830,851,065
Cash equivalents (Note 2)	48,149,667
Cash	66,017
Restricted Cash — Futures (Note 3)	4,844,000
Restricted Cash — Securities Sold Short and Options (Note 2)	8,028,284
Receivable for:
Investments sold	11,702,292
Dividends and interest	6,109,884
Variation margin on futures contracts	2,716,232
Prepaid expenses and other assets	4,793,533

Total assets	917,260,974

Liabilities
Notes payable (Note 6)	73,352,183
Reverse repurchase agreements (Note 3)	16,713,109
Securities sold short, at value (Notes 2 and 8)	8,033,169
Written options contracts, at value (Note 3)	2,083,125
Interest received in advance	52,945

Payable for:
Investments purchased	24,734,669
Investment advisory and administration fees (Note 8)	869,170
Interest expense and commitment fees (Note 6)	474,750
Transfer agent fees	16,358
Custody fees	22
Accrued expenses and other liabilities	791,315

Total liabilities	127,120,815

Commitments and Contingencies (Note 7)
Net Assets Applicable to Common Shares	790,140,159

Net Assets Consist of:
Par value (Note 1)	32,293
Paid-in capital	1,168,902,784
Accumulated (distributions in excess of) net investment income	(18,684,677)
Accumulated realized gain	(132,350,460)
Net unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(227,759,781)

Net Assets Applicable to Common Shares	790,140,159

Investments, at cost	753,006,884
Affiliated investments, at cost (Note 11)	305,078,628
Cash equivalents, at cost (Note 2)	48,149,667
Proceeds from securities sold short	5,321,877
Written option premiums received	1,902,850

Common Shares
Shares outstanding (unlimited authorization)	32,293,311
Net asset value per share (Net assets/shares outstanding)	24.47

12	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	6,754,231
Dividends from affiliated issuers (Note 11)	5,987,500
Interest from unaffiliated issuers	5,860,432
Interest paid in kind from unaffiliated issuers	397,080
Interest paid in kind from affiliated issuers (Note 11)	1,017,280
Other income	55,161

Total Income	20,071,684

Expenses:
Investment advisory (Note 8)	3,718,635
Administration fees (Note 8)	744,097
Legal fees	361,451
Reports to shareholders	215,071
Audit and tax preparation fees	153,428
Accounting services fees	85,003
Trustees fees (Note 8)	55,863
Transfer agent fees	43,203
Insurance	29,516
Registration fees	19,132
Tax expense	8,962
Interest expense and commitment fees (Note 6)	2,059,501
Dividends and fees on securities sold short (Note 2)	11,516
Other	52,542

Total operating expenses	7,557,920

Net investment income	12,513,764

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	14,990,364
Securities sold short (Note 2)	495,984
Written options contracts (Note 3)	5,906,698
Futures contracts (Note 3)	2,212,566
Foreign currency related transactions	(20,662)

Change unrealized appreciation (depreciation) on:
Investments	(6,226,661)
Investments in affiliated issuers (Note 11)	862,402
Securities sold short (Note 2)	(2,614,070)
Written options contracts (Note 3)	(5,941,913)
Futures contracts (Note 3)	2,397,892
Foreign currency related translations	(29,482)

Net realized and unrealized gain (loss) on investments	12,033,118

Total increase in net assets resulting from operations	24,546,882

See accompanying Notes to Financial Statements.	13

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Strategic Opportunities Fund

	NexPoint Strategic Opportunities Fund
	SixMonths Ended June 30, 2018 (unaudited) ($)	Year Ended December 31, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	12,513,764	18,501,375
Accumulated net realized gain/(loss) from investments, securities sold short, written options, futures contracts and foreign currency transactions	23,584,950	(61,493,949)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(11,551,832)	127,119,049

Net increase from operations	24,546,882	84,126,475

Distributions Declared to Common Shareholders
From net investment income	(29,240,723)	(47,702,500)
Return of capital	—	(181,540)

Total distributions declared to common shareholders	(29,240,723)	(47,884,040)

Total increase/(decrease) in net assets from common shares	(4,693,841)	36,242,435

Share transactions:
Proceeds from sale of shares	201,766,602	139,872,720
Value of distributions reinvested	758,404	1,394,133

Net increase from shares transactions	202,525,006	141,266,853

Total increase in net assets	197,831,165	177,509,288
Net Assets
Beginning of period	592,308,994	414,799,706

End of period (distributions in excess of net investment income of $(18,684,677) and $(1,957,718) respectively)	790,140,159	592,308,994

Change in Common Shares
Issued for distribution reinvested	32,052	61,228
Shares issued in rights offering (Note 12)	9,494,823	6,682,882

Net increase/(decrease) in common shares	9,526,875	6,744,110

14	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2018 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Cash Flows Used In Operating Activities:
Net increase in net assets resulting from operations	24,546,882

Adjustments to Reconcile Net Investment Income to Net Cash Used In Operating Activities
Operating Activities:
Purchases of investment securities from unaffiliated issuers	(442,363,839)
Purchases of investment securities from affiliated issuers	(89,221,205)
Proceeds from disposition of investment securities from unaffiliated issuers	291,082,171
Proceeds from disposition of investment securities from affiliated issuers	95,295,748
Purchases of short-term portfolio investments, net	(47,585,813)
Interest paid in kind from unaffiliated issuers	(397,080)
Interest paid in kind from affiliated issuers	(1,017,280)
Purchases of securities sold short	(77,598,183)
Proceeds of securities sold short	76,313,680
Purchased options transactions	(1,512,726)
Proceeds from written options	(850,090)
Paydowns at cost	7,756,001
Net accretion of discount	(1,281,142)
Net realized gain on investments from unaffiliated issuers	(14,990,364)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(6,382,020)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	13,949,724
Increase in receivable for investments sold	(7,784,851)
Increase in receivable for dividends and interest	(4,462,522)
Increase in receivable for variation margin on futures contracts	(2,716,232)
Increase in prepaid expenses and other assets	(4,686,745)
Increase in interest received in advance	52,945
Increase in payable for investments purchased	20,732,016
Decrease in payable due to broker	(52,144,906)
Increase in payables to investment advisory and administration fees	239,300
Increase in payable to transfer agent fees	12,014
Increase in payable to custody fees	22
Increase in payable for interest expense and commitment fees	342,290
Increase in accrued expenses and other liabilities	107,270

Net cash flowused in operating activities	(224,564,935)

Cash Flows Provided By Financing Activities:
Increase in notes payable	58,301,102
Proceeds from reverse repurchase agreements	(169,304)
Distributions paid in cash	(28,482,319)
Proceeds from shares sold	201,766,602

Net cash flow provided by financing activities	231,416,081
Effect of exchange rate changes on cash	(50,144)

Net Increase in Cash	6,801,002

Cash, Restricted Cash, and Foreign Currency:
Beginning of period	6,137,299

End of period	12,938,301

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	1,717,211

Reinvestment of distributions	758,404

Interest paid in kind from unaffiliated and affiliated issuers	1,414,360

See accompanying Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2018 (unaudited)		For the Years Ended December 31,
	2018		2017	2016	2015*		2014	2013

Net Asset Value, Beginning of Period	$26.02		$25.89	$22.92	$53.92		$11.34	$7.46
Income from Investment Operations:
Net investment income(a)	0.52		0.93	4.08	8.75	(b)	0.82	0.63
Net realized and unrealized gain/(loss)	0.59		2.88	1.69	(16.08)		2.02	3.80

Total from investment operations	1.11		3.81	5.77	(7.33)		2.84	4.43
Less Distributions Declared to Common Shareholders:
From net investment income	(1.20)		(2.39)	(2.80)	(2.88)		(0.70)	(0.55)
From return of capital	—		(0.01)	—	—		—	—
From spin-off(l)	—		—	—	(20.79)		—	—

Total distributions declared to common shareholders	(1.20)		(2.40)	(2.80)	(23.67)		(0.70)	(0.55)
Issuance of Common Shares(e)
Shares issued	(1.46)		(1.28)	—	—		—	—

Net Asset Value, End of Period	$24.47		$26.02	$25.89	$22.92		$13.48	$11.34
Market Value, End of Period	$21.95		$25.29	$22.77	$20.44		$11.23	$9.42
Market Value Total Return(c)	(5.06	)%(d)	27.31%	27.69%	(18.09)%		26.77%	52.03%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$790,140		$592,309	$414,800	$366,078		$860,877	$724,485
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(f)	2.44	%(g)	2.58%	3.12%	3.43%		2.48%	2.82%
Net investment income	4.04	%(g)	3.69%	17.34%	24.23	%(h)	6.45%	7.01%
Ratios based on average Managed Assets (as defined in Note 8) of common shares:
Gross operating expenses(f)	2.07	%(g)	2.21%	2.17%	2.23%		1.68%	1.98%
Net investment income	3.43	%(g)	3.16%	12.05%	15.79	%(i)	4.38%	4.91%
Portfolio turnover rate(j)	37	%(d)	36%	41%	31%		59%	74%
Average commission rate paid(m)	$0.0249		$0.0286	$0.0294	$0.0223		$0.0266	$0.0208

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from Freedom REIT.
(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(d)	Not annualized.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Supplemental expense ratios are shown below:

16	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

NexPoint Strategic Opportunities Fund

	For the Six Months Ended June 30, 2018 (unaudited)		For the Years Ended December 31,
	2018		2017		2016	2015	2014	2013
Ratios based on average net assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.44%		2.58%		3.12%	3.43%	2.48%	2.82%
Interest expense and commitment fees	0.66%		0.69%		0.93%	0.71%	0.50%	0.60%
Dividends and fees on securities sold short	—	%(k)	—	%(k)	0.07%	0.24%	0.07%	0.05%

	For the Six Months Ended June 30, 2018 (unaudited)		For the Years Ended December 31,
	2018		2017		2016	2015	2014	2013
Ratios based on average Managed Assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.07%		2.21%		2.17%	2.23%	1.68%	1.98%
Interest expense and commitment fees	0.56%		0.59%		0.65%	0.46%	0.34%	0.42%
Dividends and fees on securities sold short	—	%(k)	—	%(k)	0.05%	0.15%	0.04%	0.03%

(g)	Annualized.
(h)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76%.
(i)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36%.
(j)	Excludes in-kind activity.
(k)	Less than 0.005%.
(l)	On April 1, 2015, the Fund completed a spinoff transaction whereby shares of NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(m)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	17

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2018	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (formerly known as NexPoint Credit Strategies Fund) (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the six months ended June 30, 2018. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the

Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2018 is as follows:

	Total value at June 30, 2018		Level 1 Quoted Price	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
U.S. Senior Loans
Chemicals	$2,173,480		$—	$—		$2,173,480
Energy	1,695,916		—	1,695,916		—
Gaming & Leisure	7,393,129		—	—		7,393,129
Metals & Minerals	5,900,426		—	—		5,900,426
Telecommunications	18,782,665		—	—		18,782,665
Utilities	184,659		—	184,659		—
Asset-Backed Securities	43,403,362		—	42,903,072		500,290
Agency Collateralized Mortgage Obligations	15,315,410		—	15,315,410		—
Corporate Bonds & Notes(1)
Energy	8,412,710		—	7,140,419		1,272,291
Financial	4,912,500		—	4,912,500		—
Retail	4,637,500		—	4,637,500		—
Telecommunications	—	(3)	—	—	(3)	—
Utilities	128,000			128,000		—
Foreign Corporate Bonds & Notes(1)	—	(3)	—	—		—	(3)
Sovereign Bonds	23,197,147		—	23,197,147		—
Convertible Foreign Bonds	1,310,000		—	1,310,000		—
Common Stocks
Chemicals	13,648,015		12,457,621	—		1,190,394
Commercial Services	8,889,237		8,889,237	—		—
Consumer Discretionary	99,759		99,759	—		—
Consumer Staples	313,470		313,470	—		—
Consumer-Cyclical	15,286,878		15,286,878	—		—
Energy	55,396,442		55,396,442	—		—
Financial	42,762,934		8,871,565	—		33,891,369
Gaming & Leisure	—	(3)	—	—		—	(3)
Healthcare	10,290,711		10,290,711	—		—
Housing	1,649,312			—		1,649,312
Information Technology	36,896,440		36,896,440	—		—
Materials	167,900		167,900	—		—
Media & Telecommunications	30,438,636		1,616,738	28,821,898		—
Metals & Minerals	6,747,004		2,980,530	—		3,766,474
Pharmaceuticals	11,335,397		11,335,397	—		—
Real Estate	9,464,900		9,464,897	—		3
Real Estate Investment Trust	148,919,936		10,413,998	—		138,505,938
Retail	1,870,075		1,870,075	—		—
Telecommunications	34,771,286			—		34,771,286
Utilities	24,493,556		24,280,650	—		212,906

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stocks(1)
Financial	$139,067,716	$5,259,675	$133,808,041	$—
Real Estate	616,197	616,197	—	—
Real Estate Investment Trust	90,000,000		—	90,000,000
Exchange-Traded Funds	1,138,097	1,138,097	—	—
Rights	942,801	—	942,801	—
Warrants(1)
Energy	126,201	126,201	—	—
Gaming & Leisure	— (3)	—	—	—	(3)
Information Technology	641,973	—	—	641,973
Metals & Minerals	116,585	—	—	116,585
Master Limited Partnerships(1)	3,156,867	3,156,867	—	—
Registered Investment Companies	2,847,836	2,847,836	—	—
Cash Equivalents	48,149,667	48,149,667	—	—
Other Financial Instruments
Purchased Put Options	1,308,000	1,308,000	—	—
Short Futures(2)	2,397,892	2,397,892	—	—

Total Assets	881,398,624	275,632,740	264,997,363	340,768,521

Liabilities
Securities Sold Short(1)	(8,033,169)	(8,033,169)	—	—
Other Financial Instruments
Written Options Contracts	(2,083,125)	(2,083,125)	—	—

Total Liabilities	(10,116,294)	(10,116,294)	—	—

Total	$871,282,330	$265,516,446	$264,997,363	$340,768,521

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.
(3)	This category includes securities with a value of zero.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended June 30, 2018.

	Balance as of December 31, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2018
U.S. Senior Loans
Chemicals	$2,183,394	$—	$—	$17,237	$—	$(27,151)	$—	$—	$2,173,480	$(27,151)
Gaming & Leisure	7,071,528	—	—	—	—	321,601	—	—	7,393,129	321,601
Metals & Minerals	5,543,643	—	—	131,993	344	(170,539)	397,080	(2,095)	5,900,426	(170,539)
Telecommunications	17,771,215	—	—	(1,159)	—	(822)	1,013,431	—	18,782,665	(822)
Asset-Backed Securities	461,182	—	—	—	—	39,108	—	—	500,290	39,108
Corporate Bonds & Notes
Energy	1,272,291	—	—	—	—	—	—	—	1,272,291	—

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

	Balance as of December 31, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2018
Common Stocks
Chemicals	$1,355,726	$—	$—	$—	$—	$(165,332)	$—	$—	$1,190,394	$(165,332)
Financial	21,390,070	270,635	—	—	—	2,629,613	9,601,051	—	33,891,369	2,629,613
Housing	765,752	—	—	—	—	883,560	—	—	1,649,312	883,560
Metals & Minerals	4,276,983	—	—	—	—	(510,509)	—	—	3,766,474	(510,509)
Real Estate	3	—	—	—	—	(188,839)	188,839	—	3	(188,839)
Real Estate Investment Trust	156,715,028	—	—	—	—	7,000,510	75,125,000	(100,334,600)	138,505,938	7,000,510
Telecommunications	34,612,021	—	—	—	—	(2,340,641)	2,499,906	—	34,771,286	(2,340,641)
Utilities	410,867	—	—	—	—	31,520	—	(229,481)	212,906	31,520
Preferred Stocks	—	—	—	—	—	(3,347,100)	93,347,100	—	90,000,000	(3,347,100)
Warrants
Information Technology	432,166	—	—	—	—	209,807	—	—	641,973	209,807
Metals & Minerals	132,387	—	—	—	—	(15,802)	—	—	116,585	(15,802)

Total	$254,394,256	$270,635	$—	$148,071	$344	$4,348,984	$182,172,407	$(100,566,176)	$340,768,521	$4,348,984

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended June 30, 2018, $270,635 of the Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$34,249,700	Discounted Cash Flow	Discount Rate	11.1% -16.5%
			Spread Adjustment	0.1% - 0.5%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.88% - 10.45%
			Swap Rate	2.34% -2.88%
		Cost Price	N/A	N/A
Asset-Backed Securities	500,290	Discounted Cash Flow	Discount Rate	9.1%
Corporate Bonds & Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

Category	Market Value at 6/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stocks	213,987,682	Multiples Analysis	Price/MHz-PoP	$0.087 - $0.550
			Risk Discount	27.5%
			Multiple of EBITDA	5.0x - 9.0x
			Liquidity Discount	10% - 25%
			Weightings	25% - 50%
			Size Adjustment	10%
		Discounted Cash Flow	Discount Rate	11% - 12%
			Terminal Multiple	6.75x
			Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
		Net Asset Value	N/A	N/A
		Third-Party Valuation	Capitalization Rates	5.50% - 8.75%
Preferred Stocks	90,000,000	Net Asset Value	N/A	N/A
Warrants	758,558	Multiples Analysis	Multiple of EBITDA	6.75x - 8.0x
		Discounted Cash Flow	Discount Rate	12%
			Terminal Multiple	6.75x
		Black-Scholes	Volatility	29.4%

Total	$340,768,521

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loans securities are: discount rate, spread adjustment, liquidity discount, asset specific discount, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: capitalization rate, price / MHz-PoP multiple, risk discount, multiple of EBITDA, scenario probabilities, illiquidity discount, size adjustment, discount rate, terminal multiple and weightings. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price / MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $8,028,284 was held with the broker for the Fund. Additionally, securities valued at $123,073,446 were posted in the Fund’s segregated account as collateral.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Funds follow adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2018:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Equity Price Risk	$3,705,892	$(2,083,125)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2018, is as follows:

Risk Exposure	Net Realized Gain(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$7,078,454	(1)(2)(3)	$(5,778,276	)(4)(5)(6)
Commodity Risk	$430,497	(3)	$—
Foreign Exchange Risk	$610,313	(3)	$—

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

The average monthly volume of derivative activity for the six months ended June 30, 2018, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	500	$—
Futures Contracts(1)	—	374,300
Written Options Contracts	1,171	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

During the six months ended June 30, 2018, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2017, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies, expired capital loss carry-overs and non-deductible excise taxes paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$(2,263,730)	$38,808,008	$(36,544,278)

For the year ended December 31, 2017, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$(167,636,682)	$(206,464,395)

For the year ended December 31, 2017, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2018	No Expiration Long-Term(1)		Total
$43,701,044(2)	$123,935,638	(2)	$167,636,682

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 (unless otherwise indicated) is as follows:

Distributions Paid From:	2017	2016
Ordinary Income(1)	$47,702,500	$44,778,032
Return of Capital	181,540	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets.

Unrealized appreciation and depreciation at June 30, 2018, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation (1)	Cost
$69,838,933	$(293,396,484)	$(223,557,551)	$1,084,427,091

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2018, the Fund did not elect to defer net realized capital losses incurred from November 1, 2015 through June 30, 2018.

Note 6. Credit Agreements and Reverse Repurchase Agreement

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $135,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + a spread on amounts borrowed. The spread ranges from 0.60% to 1.30% depending on the quality of the holdings pledged to collateralize the loan. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of June 30, 2018, the carrying value of the Committed Facility Agreement was $73,352,183. The fair value of the outstanding Committed Facility Agreement was estimated to be $74,399,338, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the six months ended June 30, 2018, the average daily note balance was $65,947,515 at a weighted average interest rate of 2.60%, excluding any commitment fee. With respect to the note balance, interest expense of $862,877 and uncommitted balance fee of $25,033 are included in interest expense in the Statement of Operations.

On November 16, 2017, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed-upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction.

On February 16, 2018, the Fund entered into a bridge credit agreement (the “Bridge Agreement”) with KeyBank, NA (“KeyBank”) whereby KeyBank agreed to loan the fund up to $36,500,000. The interest is paid at a rate of LIBOR + 2.00%. The Fund paid an upfront fee of $182,500 to KeyBank as a condition to closing. On February 16, 2018, KeyBank loaned $20 million to the Fund as part of the Bridge Agreement. On May 29, 2018, the Fund amended the Bridge Agreement

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

with KeyBank whereby KeyBank agreed to loan the fund up to $71,500,000 with a refinancing date of August 31, 2018, subject to extensions. The Fund paid an upfront fee of $52,500 to KeyBank as a condition to add the new maturity and updated commitment. As of June 30, 2018, the carrying value of the Bridge Agreement was $9,250,000. The fair value of the outstanding Committed Facility Agreement was estimated to be $9,370,797, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the six months ended June 30, 2018, the average daily note balance was $65,947,515 at a weighted average interest rate of 2.60%, excluding any commitment fee. With respect to the note balance, interest expense of $453,473 is included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
6/30/2018	$90,065,292		977.3%
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1
12/31/2010	120,000,000		510.6
12/31/2009	112,000,000		509.6
12/31/2008	141,000,000		356.2
12/31/2007	248,000,000		350.4

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Fund closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Fund calculated asset coverage of greater than 300%. The Fund received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Fund declared the February monthly dividend, the percentage of asset coverage was over 300%.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 10. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the six months ended June 30, 2018, were as follows:

Other Securities
Purchases	Sales
$518,949,684	$273,402,298

30	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2018:

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, REIT (Common Stocks)	8,271,300	$78,119,949	$21,550,000	$(50,386,050)	$—	$1,618,049	$50,901,948	10,674,177	$2,712,500
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	29,869,296	78,595,079	53,575,000	(49,948,550)	—	5,382,461	87,603,990	50,168,360	3,275,000
Specialty Financial Products, Ltd. (Common Stocks)	19,450,201	21,261,015	9,601,051	—	—	2,650,227	33,512,293	28,258,954
Other Affiliates
Gambier Bay LLC(1)	2,102,020	183,927	—	—	—	86,708	270,635	2,102,020	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,272,856	7,071,528	—	—	—	321,601	7,393,129	9,272,893	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	17,916,883	52,383,236	3,513,337	(1,159)	—	(2,341,463)	53,553,951	18,952,243	1,017,280
Other Controlled
Allenby (Common Stocks)	509,658	1	45,263	—	—	(45,263)	1	554,922	—
Claymore (Common Stocks)	1,636,026	2	143,576	—	—	(143,576)	2	1,779,602	—

Total	89,028,240	$237,614,737	$88,428,227	$(100,335,759)	$—	$7,528,744	$233,235,949	121,763,171	$7,004,780

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

Note 12. Rights Offering and Stock Repurchase Plan

On April 19, 2017, the Fund announced a non-transferable rights offering (the “2017 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 5, 2017 received one right for each common share held. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $20.93 per share, which was calculated as the lesser of (1) 95% of the reported net asset value on May 24, 2017 (the “2017 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2017 Expiration Date and on each of the four trading days preceding the 2017 Expiration Date. The 2017 Offering was oversubscribed, with total subscriptions equal to 233% of the primary offering. As a result of the 2017 Offering and the

Fund’s exercise of an over-allotment option, 6,682,882 additional shares were issued.

On April 20, 2018, the Fund announced a non-transferable rights offering (the “2018 Offering”) to purchase additional shares of common stock of the Fund. Each shareholder of record on May 9, 2018 received one right for each common shareheld. Holders were entitled to purchase one new share of common stock for every three rights held at a subscription price of $21.30 per share, which was calculated as the lesser of (1) 5% of the reported net asset value on May 24, 2017 (the “2018 Expiration Date”), or (2) 95% of the average of the last reported sales price of the Fund’s common shares on NYSE on the 2018 Expiration Date and on each of the four trading days preceding the 2018 Expiration Date. The 2018 Offering was oversubscribed, with total subscriptions equal to 177% of the primary

Semi-Annual Report	31

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2018	NexPoint Strategic Opportunities Fund

offering. As a result of the 2018 Offering and the Fund’s exercise of an over-allotment option, 9,494,823 additional shares were issued.

On November 2, 2016, the Fund announced a stock repurchase plan initially sized at $10 million as approved by the Board. The repurchase plan was scheduled to begin in December 2016 and continue for approximately six months. In connection with the Offering, the Board approved the extension of the Fund’s stock repurchase plan for a period of one year from the Expiration Date. As of June 30, 2018, no actual repurchases had occurred.

Note 13. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amend-

ments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. shorten the amortization period for certain callable debt securities held at premium. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on its financial statement presentation and disclosures.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Other than the matters below, no such subsequent events were identified.

On August 14, 2018, the Fund amended and restated the Bridge Agreement with KeyBank whereby KeyBank agreed to loan the fund up to $75,000,000. The Fund paid an upfront fee of $375,000 to KeyBank as a condition to closing. The maturity date is August 29, 2020, subject to extensions, and interest is paid at a rate of LIBOR + 2.00%.

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2018	NexPoint Strategic Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2017, both NexPoint Real Estate Opportunities, LLC and NexPoint Real Estate Capital, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). Both subsidiaries are wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these significant unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC June 30, 2018 (unaudited)	NexPoint Real Estate Opportunities, LLC June 30, 2018 (unaudited)
Balance Sheet:
Current Assets	$5,320,000	$16,157,000
Noncurrent Assets	47,422,000	54,228,000

Total Assets	52,742,000	70,385,000
Current Liabilities	191,000	5,344,000
Noncurrent Liabilities	703,000	—

Total Liabilities	894,000	5,344,000
Preferred Stock	100,000	125,000
Non-controlling interest (in consolidated investments)	—	(3,076,000)
Invested Equity	51,748,000	67,992,000

Total Equity	51,848,000	65,041,000

	NexPoint Real Estate Capital, LLC For the Six Months Ended June 30, 2018 (unaudited)	NexPoint Real Estate Opportunities, LLC For the Six Months Ended June 30, 2018 (unaudited)
Summary of Operations:
Net Sales	$6,126,000	$16,988,000
Gross Profit	6,008,000	5,090,000
Net Income	6,000,000	4,944,000
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	8,000	146,000

Tax Information

For shareholders that do not have a December 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2017 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2017, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
1.63%	1.85%	36.68%

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	NexPoint Strategic Opportunities Fund

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2018	NexPoint Strategic Opportunities Fund

until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Semi-Annual Report	35

Proxy Vote Information

June 30, 2018	NexPoint Strategic Opportunities Fund

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 22, 2018. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect John Honis as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,604,202	672,866
To elect Dustin Norris as a Class III Trustee of the Fund, to serve for a three-year term expiring at the 2021 Annual Meeting.	19,755,210	521,858

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Dr. Bob Froehlich, Timothy K. Hui, Ethan Powell and Bryan A. Ward.

36	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Washington, DC 20036-2652

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 28, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

Semi-Annual Report	37

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6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Semi-Annual Report, June 30, 2018

www.nexpointadvisors.com	NHF-SAR-0618

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Strategic Opportunities Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 5, 2018

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 5, 2018